                                                                   EXHIBIT 10.22

                             STOCK OPTION AGREEMENT

     AGREEMENT, dated May 17, 2004, by and between CPI Aerostructures, Inc., a
New York corporation ("Company") with principal offices located at 200A
Executive Drive Edgewood, New York 11717, and Vincent Palazzolo ("Employee")
residing at 1595 James Road, Wantagh, New York 11752.

     WHEREAS, pursuant to the terms and conditions of the Company's 1995 Stock
Option Plan ("Plan"), the Board of Directors of the Company authorized the grant to the Employee of an option ("Option") to purchase an aggregate of 50,000 shares of the authorized but unissued common stock of the Company, $.001 par value ("Common Stock"), conditioned upon the Employee's acceptance thereof upon the terms and conditions set forth in this Agreement and subject to the terms of the Plan (capitalized terms used herein and not otherwise defined have the meanings set forth in the Plan); and

     WHEREAS, the Employee desires to acquire the Option on the terms and conditions set forth in this Agreement and subject to the terms of the Plan;

     IT IS AGREED:

     1. Grant of Stock Option. The Company hereby grants to the Employee the right and option to purchase all or any part of an aggregate of 50,000 shares of the Common Stock ("Option Shares") on the terms and conditions set forth herein and subject to the provisions of the Plan.

     2. Incentive Stock Option. The Option represented hereby is intended to be an Option that qualifies as an "Incentive Stock Option" up to the maximum extent allowable under Section 422 of the Internal Revenue Code of 1986, as amended.

     3. Exercise Price. The exercise price ("Exercise Price") of the Option is
$10.48 per share, subject to adjustment as hereinafter provided.

     4. Exercisability. Subject to the terms and conditions of the Plan and this
Agreement, (i) this Option is exercisable as to 25,000 of the Option Shares on
May 17, 2005 and

as to the remaining 25,000 Option Shares on May 17, 2006; and (ii) after a portion of the Option becomes exercisable, it shall remain exercisable until the close of business on May 16, 2014 ("Exercise Period").

     5. Effect of Termination of Employment.

     5.1. Termination Due to Death. If Employee's employment by the Company terminates by reason of death, the Option may thereafter be exercised by the legal representative of the estate or by the legatee of the Employee under the will of the Employee, for a period of 12 months from the date of such death or until the expiration of the Exercise Period, whichever period is shorter.

     5.2. Termination Due to Disability. If Employee's employment by the Company terminates by reason of physical of mental impairment as determined under procedures established by the Committee for purposes of the Plan ("Disability"), the Option may thereafter be exercised by the Employee or legal representative for a period of 12 months from the date of such termination or until the expiration of the Exercise Period, whichever period is shorter.

     5.3. Termination by the Company Without Cause and/or Due to Retirement.
Subject to Section 5.5, if Employee's employment is terminated by the Company without "Cause" (as defined in Section 4.3 of the Employment Agreement between the Company and Employee, dated June 30, 2003) or due to Normal Retirement (as defined below), then the Option may be exercised for a period of three months from the date of such termination or until the expiration of the Exercise
Period, whichever is shorter. "Normal Retirement" means retirement from active employment with the Company or any subsidiary on or after such age which may be designated by the Committee as "retirement age" for any particular holder. If no age is designated, it will be 62.

     5.4. Other Termination.

          (a) If Employee's employment is terminated for any reason other than
(i) death, (ii) Disability, (iii) Normal Retirement, or (iv) without Cause by the Company, the Option shall expire on the date of termination of employment.

          (b) In the event the Employee's employment is terminated by the
Company for Cause, the Board of Directors, in its sole discretion, may annul any award granted hereunder and require the Employee to return to the Company the economic benefit of any Option Shares purchased hereunder by the Employee within the 12 month period prior to the date of termination. In such event, the
Employee hereby agrees to remit to the Company, in cash, an amount equal to the difference between the Fair Market Value of the Option Shares on the date of termination (or the sales price of such Shares if the Option Shares were sold during such 12 month period) and the Exercise Price of such Shares.

     5.5. Competing With the Company. If a Employee's employment with the
Company or a Subsidiary is terminated for any reason whatsoever, and within 12 months after the date thereof such Employee either (i) accepts employment with any competitor of, or otherwise engages in competition with, the Company or any of its Subsidiaries, (ii) solicits any customers or employees of the Company or any of its Subsidiaries to do business with or render services to the Employee or any business with which the Employee becomes affiliated or to which the
Employee renders services or (iii) uses or discloses to anyone outside the
Company any confidential information or material of the Company or any of its
Subsidiaries in violation of the Company's policies or any agreement between the
Employee and the Company or any of its Subsidiaries, the Committee, in its sole discretion, may require such Employee to return to the Company the economic value of any award that was realized or obtained by such Employee at any time during the period beginning on the date that is 12 months prior to the date such
Employee's employment with the Company is terminated. In such event, Employee agrees to remit the economic value to the Company in accordance with Section
5.4(b).

     6. Withholding Tax. Not later than the date as of which an amount first becomes includible in the gross income of the Employee for Federal income tax purposes with respect to the Option, the Employee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any
Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount ("Withholding Tax"). The obligations of the
Company under the Plan and pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by

law, have the right to deduct any Withholding Taxes from any payment of any kind otherwise due to the Employee from the Company.

     7. Adjustments. In the event of any change in the shares of Common Stock of the Company as a whole occurring as the result of a common stock split, or reverse split, common stock dividend payable on shares of Common Stock, combination or exchange of shares, or other extraordinary or unusual event occurring after the grant of the Option, the Board of Directors shall determine, in its sole discretion, whether such change equitably requires an adjustment in the terms of this Option or the aggregate number of shares reserved for issuance under the Plan. Any such adjustments will be made by the Board of Directors, whose determination will be final, binding and conclusive.

     8. Method of Exercise.

     8.1. Notice to the Company. The Option shall be exercised in whole or in part (but in no case may this Option be exercised as to less than 100 shares of
Common Stock at any one time) by written notice in substantially the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment as hereinafter provided of the exercise price for the number of Option Shares specified in the notice and of the
Withholding Taxes, if any.

     8.2. Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to the Employee as soon as practicable after payment therefor.

     8.3. Payment of Purchase Price.

          8.3.1. Cash Payment. The Employee shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; the Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

          8.3.2. Cashless Payment. Provided that prior approval of the Company has been obtained, the Employee may use Common Stock of the Company owned by him or her to pay the purchase price for the Option Shares by delivery of stock certificates in negotiable form which

are effective to transfer good and valid title thereto to the Company, free of any liens or encumbrances. Shares of Common Stock used for this purpose shall be valued at the Fair Market Value.

          8.3.3. Payment of Withholding Tax. Any required Withholding Tax may be paid in cash or with Common Stock in accordance with Sections 8.3.1 and 8.3.2.

     9. Transfer. The Option Shares shall not be transferable by the Employee other than by will or by the laws of descent and distribution, and the Option shall be exercisable, during the Employee's lifetime, only by the Employee (or in the event of legal incapacity or incompetency, the Employee's guardian or legal representative).

     10. Accelerated Vesting and Exercisability. If any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act of 1934, as amended
("Exchange Act")) other than any of the Company's existing current directors and/or their affiliates, is or becomes the "beneficial owner" (as referred in
Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the
Company representing 25% or more of the combined voting power of the Company's then outstanding securities in one or more transactions, then the vesting periods of the Option shall be accelerated and the entire Option shall become exercisable immediately.

     11. Company Representations. The Company hereby represents and warrants to the Employee that:

          (i) the Company, by appropriate and all required action, is duly authorized to enter into this Agreement and consummate all of the transactions contemplated hereunder; and

          (ii) the Option Shares, when issued and delivered by the Company to the Employee in accordance with the terms and conditions hereof, will be duly and validly issued and fully paid and non-assessable.

     12. Employee Representations. The Employee hereby represents and warrants to the Company that:

          (i) he is acquiring the Option and shall acquire the Option Shares for his own account and not with a view towards the distribution thereof;

          (ii) he has received a copy of the Plan as in effect as of the date of this Agreement;

          (iii) he has received a copy of all reports and documents required to be filed by the Company with the Securities and Exchange Commission pursuant to the Exchange Act, within the last 24 months and all reports issued by the
Company to its stockholders;

          (iv) he understands that he must bear the economic risk of the investment in the Option Shares, which cannot be sold by him unless they are registered under the Securities Act of 1933 ("1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

          (v) in his position with the Company, he has had both the opportunity to ask questions and receive answers from the officers and directors of the
Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (iii) above;

          (vi) he is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;

          (vii) if, at the time of issuance of the Option Shares, the issuance of such shares have not been registered under the 1933 Act, the certificates evidencing the Option Shares shall bear the following legend:

     "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933.
     The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

     ; and

          (viii) he is aware of and understands that he is subject to the
Company's Insider Trading Policy and has received a copy of such policy as of the date of this Agreement.

     13. Restriction on Transfer of Option Shares. Anything in this Agreement to the contrary notwithstanding, the Employee hereby agrees that he shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, (ii) the Employee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt, and (iii) such transfer is in compliance with the Company's Insider Trading Policy, as in effect at such time.

     14. Miscellaneous.

          14.1. Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this
Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier to the parties at their respective addresses set forth herein, or to such other address as either party shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

          14.2. Conflicts with the Plan. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

          14.3. Employee and Stockholder Rights. The Employee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option. Nothing contained in this Agreement shall be deemed to confer upon Employee any right to continued
employment with the Company or any subsidiary thereof, nor shall it interfere in any way with the right of the Company to terminate Employee, who understands that he is an employee-at-will.

          14.4. Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

          14.5. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This
Agreement may not be amended except by writing executed by the Employee and the
Company.

          14.6. Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

          14.7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (without regard to choice of law provisions).

          14.8. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have signed this Agreement on the day and year first above:

CPI AEROSTRUCTURES, INC.

By: /s/ Edward J. Fred
-----------------------------------
Name: Edward J. Fred
Title: Chief Executive Officer

EMPLOYEE

/s/ Vincent Palazzolo
--------------------------------
VINCENT PALAZZOLO

                                                                       EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION

---------------
     DATE

CPI AEROSTRUCTURES, INC.
200A Executive Drive
Edgewood, New York 11717
Attention:

                 Re:  Purchase of Option Shares

Gentlemen:

     In accordance with my Stock Option Agreement dated as of May ___, 2004 with
CPI Aerostructures, Inc. ("Company"), I hereby irrevocably elect to exercise the right to purchase _________ shares of the Company's common stock, par value
$.001 per share ("Common Stock"), which are being purchased for investment and not for resale.

     As payment for my shares, enclosed is (check and complete applicable box[es]):

     [ ]  a [personal check] [certified check] [bank check] payable to the order of "CPI Aerostructures, Inc." in the sum of $_________;

     [ ]  confirmation of wire transfer in the amount of $_____________; and/or

     [ ]  with the consent of the Company, a certificate for __________ shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in the 1995 Stock Option Plan of $_________.

     I hereby represent and warrant to, and agree with, the Company that:

     (i) I am acquiring the Option Shares for my own account, for investment, and not with a view towards the distribution thereof;

     (ii) I have received a copy of the Plan and all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange
Act within the last 24 months and all reports issued by the Company to its stockholders;

     (iii) I understand that I must bear the economic risk of the investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act of 1933 ("1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option
Shares for sale under the 1933 Act;

     (iv) I agree that I will not sell, transfer by any means or otherwise dispose of the Option Shares acquired by me hereby except in accordance with
Company's policy, if any, regarding the sale and disposition of securities owned by employees and/or directors of the Company;

     (v) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the
Company possesses or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

     (vi) my rights with respect to the Option Shares shall, in all respects, be subject to the terms and conditions of the Company's Performance Equity Plan
2000 and the Agreement.

     (vii) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;

     (viii) if, at the time of issuance of the Option Shares, the issuance of such shares have not been registered under the 1933 Act, the certificates evidencing the Option Shares shall bear the following legend:

     "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933.
     The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

; and

     (ix) I am aware of and understand that I am subject to the Company's
          Insider Trading Policy and have received a copy of such policy as of the date of this Agreement.

     Kindly forward to me my certificate at your earliest convenience.

Very truly yours,

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(Signature)(Address)

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(Print Name)

                                        (Social Security Number)
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